Goodwill and In-Process Revenue Contracts	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and In-Process Revenue Contracts
Goodwill and In-Process Revenue Contracts

a)	Goodwill

The carrying amount of goodwill for the shuttle tanker segment was $127.1 million as at December 31, 2019 and 2018. In 2019, 2018 and 2017, the Partnership conducted its annual goodwill impairment review of its shuttle tanker segment and concluded that no impairment had occurred.

The carrying amount of goodwill for the towage segment was $2.0 million as at December 31, 2019 and 2018. In 2019, 2018 and 2017, the Partnership conducted its annual goodwill impairment review of its towage segment and concluded that no impairment had occurred.

b)	In-Process Revenue Contracts

As part of the Partnership’s acquisition of the Piranema Spirit FPSO unit on November 30, 2011, the Partnership assumed an FPSO contract with terms that were less favorable than the then prevailing market terms and recorded a liability based on the estimated fair value of the contract. The Partnership amortized this liability over the term of the contract, which completed during 2019, on a weighted basis based on the revenue earned under the contract.

Amortization of in-process revenue contracts for the year ended December 31, 2019 was $15.1 million (2018 - $35.2 million, 2017 - $12.7 million), which is included in revenues on the consolidated statements of loss.